Second Quarter 2026 Supplemental Information July 21, 2026

2 Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic, competitive, and other conditions in the United States and in any foreign jurisdictions in which we invest; global economic trends and conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, fluctuations in interest rates and credit spreads, labor shortages, currency fluctuations and challenges in global supply chains; deterioration in the performance of the properties securing our investments; difficulty accessing financing or raising capital; and the risks, uncertainties and factors set forth under Part I-Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this release. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this release and in the Company’s filings with the SEC. All forward-looking statements in this release speak only as of the date of this release. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward looking statements in this presentation speak only as of July 21, 2026. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of June 30, 2026 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

3 KKR Real Estate Finance Trust Inc. Overview Loan Portfolio Conservative Balance Sheet KREF’s Manager Fully Integrated with KKR $4.5 B Loan Portfolio 100% Senior Loans 60% Multifamily & Industrial $101 M Average Loan Size(1) 11% European Loan Exposure Senior loans secured primarily by transitional, institutional multifamily and industrial properties owned by high quality sponsors $7.0 B Financing Capacity 79% Fully Non-Mark-to-Market(2) Conservative liability management focused on diversified non-mark-to-market financing 17% KKR Ownership in KREF $722 M Current Liquidity(3) $758 B Global AUM(4) $84 B Real Estate AUM(4)(5) ~120 Real Estate Professionals One firm culture that rewards investment discipline, creativity and determination and emphasizes the sharing of information, resources, expertise and best practices (1) Average loan size is inclusive of KREF's unfunded commitment. The whole loan average size is $166 million (2) Based on outstanding principal amount of secured financing. The remaining is subject to credit marks only (3) Includes $83 million of cash, $350 million of undrawn corporate revolver capacity, $255 million of loan principal repayments held by a servicer and $34 million of available borrowings based on existing collateral (4) As of March 31, 2026 (5) Figures represent AUM across all KKR real estate transactions

4 • 2Q 2026 Net loss(1) of ($1.95) per diluted share (includes a loan loss provision(2) of ($1.92) per diluted share) • 2Q 2026 Distributable loss(3) of ($0.58) per diluted share (includes a realized loss of ($0.68) per diluted share) • Book Value per Share (“BVPS”) of $10.24 per share Second Quarter 2026 Highlights (1) Represents net Income or loss attributable to common stockholders (2) Loan loss provision includes provision for credit losses and change in fair value (3) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (4) Includes the amortization of deferred origination fees, loan origination costs and purchase discounts. Excludes loans on nonaccrual status • Originated and funded $349 million and $328 million, respectively, relating to three floating-rate senior loans • $4.5 billion senior loan portfolio with a weighted average unlevered all-in yield(4) of 6.8% • Multifamily and industrial assets represent 60% of loan portfolio • Received $807 million in loan repayments, including $784 million in full repayments across five loans • Funded $31 million for existing loans • Weighted average risk rating of 3.3 • Monitoring six watch list loans, including two office and one life science asset • Resolved two watchlist loans; including a risk-rated 5 loan by taking title to a life science property in Boston, MA, and a risk-rated 4 loan in Georgetown, TX through a repayment Financials Portfolio Liquidity & Capitalization • $722 million of available liquidity, including $83 million of cash, $255 million of loan principal repayments held by a servicer and $350 million of undrawn capacity on the corporate revolver • Entered into two non-mark-to-market facilities in Europe with commitments of €115 million and £99 million, respectively • Diversified financing sources totaling $7.0 billion with $2.6 billion of undrawn capacity • 79% of secured financing is fully non-mark-to-market and the remaining balance is mark-to-credit only • No final facility maturities until 2027 and no corporate debt due until 2030 • Repurchased 5.7 million shares at an average price per share of $6.63 for a total of $38.0 million

5 2Q'26 Financial Summary (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (2) Includes real estate owned and equity method investments (3) Included in “Other Assets” in the Condensed Consolidated Balance Sheets and received in July 2026 (4) Amount excludes 433,050 deferred stock units Income Statement ($ in Millions) 2Q'26 Net interest income $18.2 Other income 2.8 Provision for loan losses (119.8) Operating expenses (18.4) Preferred stock dividends (5.3) Other 0.9 Net Loss Attributable to Common Stockholders ($121.8) Net Loss per Share, Diluted ($1.95) Distributable Earnings (Loss)(1) ($36.4) Distributable Earnings (Loss) per Share, Diluted(1) ($0.58) Dividend per Share $0.10 Diluted Weighted Average Shares Outstanding 62,463,168 Balance Sheet ($ in Millions) 2Q'26 Commercial real estate loans, net $4,151.6 Real estate assets(2) 717.6 Consolidated VIE assets, CMBS trusts 1,241.3 Cash 83.1 Cash held by servicer(3) 254.8 CMBS investments 60.6 Other 50.4 Total Assets $6,559.3 Secured financing agreements, net $3,024.1 Collateralized loan obligations, net 660.3 Secured term loan, net 630.4 Consolidated VIE liabilities, CMBS trusts 1,216.9 Other 37.2 Total Liabilities $5,569.0 Total Equity $990.3 Common Shareholders' Equity $604.0 Book Value per Share $10.24 Common Shares Outstanding(4) 58,577,948

6 2Q'26 Loan Originations – Case Studies Investment Spain Multifamily Portfolio Los Angeles Multifamily Portfolio California Office Portfolio Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan(1) Floating-Rate Senior Loan Loan Size $158 million(2) $154 million $36 million(3) Location Various, Spain Los Angeles, CA Various, CA Collateral 47 multifamily properties totaling 5,263 units 536 unit luxury high rise 3 Office Properties totaling 327k SF Loan Purpose Acquisition Refinance Refinance LTV(4) 49% 70% 48% Investment Date April 2026 April 2026 April 2026 Asset Photo (1) Loan secured by the borrower's ownership interest in an underlying mortgage loan (2) Loan size is €135 million in local currency. The total whole loan is $593 million, or €506 million, co-originated and co-funded by KREF and KKR affiliates. KREF’s interest was 27% of the loan (3) The total whole loan is $73 million, co-originated and co-funded by KREF and KKR affiliates. KREF’s interest was 50% of the loan (4) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated

7 Multifamily 46% Office 21% Industrial 14% Life Science 13% Hospitality 3% Other 3% Class-A 75% Class-B 25% KREF Loan Portfolio by the Numbers (1) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space (2) “Other” property types include: 2% Student Housing and <1% Mixed Use (3) Office property certification % is based on current principal loan balance; see description for LEED certification in the Appendix Investment Type Property Type Interest Rate Type Geography 13% 11% 15% 9% Other U.S. <4%: 17% 96% Office(3) 6% Washington, D.C. Senior Loans 100% Floating 98% Fixed 2% Class-A 84% Class-B 16% Multifamily (1) (2) 8% 6% Other Europe <4%: 4% 4% 7%

8 2026 Portfolio Positioning & Outlook Our focus is centered on two key priorities: (1) executing a proactive and disciplined resolution strategy across our watch list assets and certain legacy office exposures, and (2) positioning a significant portion of our REO portfolio for monetization Note: This information reflects current targets as of the date presented and is subject to change. Actual results may differ (1) Represents target composition as of December 31, 2026 (2) Represents 2024 through 2026 originated loans

9 KREF Office Loan Portfolio Overview Location Investment Date Loan Purpose Committed Principal Outstanding Principal Net Equity Loan per SF(1) Max Term (Years)(2) Minneapolis, MN Nov-17 Refinance 199.4 194.4 116.3 182 0.0 Chicago, IL Jul-19 Refinance 105.0 90.7 53.8 87 2.1 Risk-Rated 5: Total / Weighted Average $304.4 $285.1 $170.1 0.7 Washington, DC Nov-21 Refinance 181.0 180.5 72.3 503 1.4 Plano, TX Feb-20 Refinance 136.9 134.2 45.0 185 0.1 Dallas, TX Nov-25 Refinance 114.1 97.4 18.6 386 4.4 Washington, DC Jan-22 Refinance 100.0 100.0 15.1 365 1.6 Various, CA April-26 Refinance 36.3 36.3 7.0 221 4.8 Risk-Rated 3: Total / Weighted Average $568.3 $548.4 $158.0 1.9 Philadelphia, PA Jun-18 Refinance 114.3 114.3 45.0 117 0.6 Held-for-Sale: Total / Weighted Average $114.3 $114.3 $45.0 0.6 Grand Total / Weighted Average $987.0 $947.8 $373.1 1.4 Risk-Rated 3 Office Assets Note: Amounts shown in millions, except for Loan per SF (1) Loan Per SF based on current principal amount divided by current SF (2) Max remaining term (years) assumes all extension options are exercised, if applicable. Weighted average is weighted by current principal amount (3) The other assets in the portfolio are located in San Jose and San Francisco

10 KREF Life Science Loan Portfolio Overview 100% of KREF's loan exposure is located in the top two Life Science markets Location MSA Investment Date Loan Purpose Development Status Year Built or Renovated Asset Quality Committed Principal Outstanding Principal Net Equity Loan per SF(1) Max Term (Years)(2) Boston, MA Boston Aug-22 Construction Complete 2024 Class A $312.5 $229.6 $34.1 $747 1.1 Risk-Rated 5: Total / Weighted Average $312.5 $229.6 $34.1 1.1 Redwood City, CA San Francisco Sep-22 Construction In Process 2025 Class A 145.2 110.5 26.5 886 1.3 Cambridge, MA Boston Dec-21 Construction Complete 2023 Class A 98.4 65.7 15.8 912 4.5 San Carlos, CA San Francisco Feb-22 Recapitalization Complete 2023 Class A 89.1 69.2 23.3 470 1.4 Brisbane, CA San Francisco Jul-21 Refinance N/A 2020 Class A 88.3 80.8 24.1 698 2.1 Risk-Rated 3: Total / Weighted Average $421.0 $326.2 $89.7 2.2 Grand Total / Weighted Average $733.5 $555.8 $123.8 1.7 Completed 68% In Process 20% N/A 12% Boston 56% San Francisco 44% Life Science Assets Development Status(3) Metropolitan Statistical Area(3) Note: Amounts shown in millions, except for Loan per SF (1) Loan Per SF based on current principal amount divided by current SF. For Construction loans, Loan per SF based on total commitment amount of the loan divided by the proposed SF (2) Max remaining term (years) assumes all extension options are exercised, if applicable. Weighted average is weighted by current principal amount (3) Based on committed principal

11 0% 6% 74% 6% 14% 1 2 3 4 5 Weighted Average Risk Rating(2): 3.3 Portfolio Credit Quality Overview Note: The charts above are based on percentage of our loan portfolio held-for-investment (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. Weighted average LTV excludes risk-rated 5 loans. (2) Weighted average is weighted by current principal amount Loan-to-Value(1) Risk Rating Distribution Weighted Average LTV(2): 66% Loan Count 2Q '2 6 Weighted Average LTV(2): 66% Weighted Average Risk Rating(2): 3.3 1Q '2 6 24% 15% 16% 37% 8% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 24% 11% 16% 39% 10% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% 0 2 4 441 0 2 1 539Loan Count 0% 6% 78% 1% 15% 1 2 3 4 5

12 Watch List Migrations Quarter-over-Quarter In 2Q'26, KREF had three risk rating downgrades, including one new addition to the watch list, two resolutions and one loan reclassified as held-for-sale 1Q'26 Watch List Intra-Quarter Activity 2Q'26 Watch List Total Principal: $704 million Risk Rating: 5 Total Principal: $674 million Boston Life Science Boston Life Science Minneapolis Office Minneapolis Office San Diego Multifamily San Diego Multifamily Boston Life Science } transferred to REO Chicago Office Carrollton Multifamily Total Principal: $284 million Risk Rating: 4 Total Principal: $42 million Chicago Office downgraded from risk-rated 3 to risk-rated 4 { Dallas Multifamily Carrollton Multifamily Georgetown Multifamily } repaid Philadelphia Office } reclassified as held-for-sale

13 Case Studies: Watch List Loans Investment Boston Life Science Minneapolis Office San Diego Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date August 2022 November 2017 October 2021 Collateral 418k RSF Class-A Life Science Development Two Class-A Office Buildings totaling 1.1mm SF 231-unit Class-A Multifamily Loan Purpose Construction Refinance Refinance Location Boston, MA Minneapolis, MN San Diego, CA Committed Amount $313 million $199 million(2) $116 million Current Principal Amount $230 million $194 million(2) $116 million Loan Basis(1) $747 / SF $182 / SF $501k / unit Coupon + 4.2% + 2.3%(2) + 3.7% Max Remaining Term (Yrs.) 1.1 0.0 0.4 Loan Risk Rating 5 5 5 (1) Loan basis reflects outstanding current principal amount before any credit loss adjustments (2) The total whole loan was $199 million, including (i) a fully funded senior mortgage loan of $120 million, at an interest rate of S+2.3% and (ii) a mezzanine note with a commitment of $79 million, of which $74 million was funded as of June 30, 2026, at a fixed PIK interest rate of 4.5%

14 Case Studies: Watch List Loans cont. Investment Chicago Office Carrollton Multifamily Dallas Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date July 2019 April 2022 April 2022 Collateral Class-A Office Building totaling 1mm SF 320-unit Multifamily 356 -unit Multifamily Loan Purpose Refinance Acquisition Acquisition Location Chicago, IL Carrollton, TX Dallas, TX Committed Amount $105 million $44 million $42 million Current Principal Amount $91 million $44 million $42 million Loan Basis(1) $87 / SF $136k / unit $119K / unit Coupon + 2.3% + 2.9% + 2.9% Max Remaining Term (Yrs.) 2.1 0.2 0.1 Loan Risk Rating 5 5 4 (1) Loan basis reflects outstanding current principal amount before any credit loss adjustments

15 Overview of Real Estate Assets Real Estate Owned Location Property Type Acquisition Date Square Footage/ Units Investment Amount(2) ($ in millions) Investment Amount per Square Foot/ Unit Mountain View, CA Class A Office Campus June 2024 449,006 $137 $442 / SF Boston, MA(3) Life Science June 2026 497,501 128 $514 / SF Seattle, WA(3) Class A Life Science June 2024 213,056 97 $608 / SF West Hollywood, CA Luxury Condo April 2025 37 units 96 $2.6M / unit Portland, OR Retail / Redevelopment December 2021 n.a.(4) 95 n.a. Raleigh, NC Multifamily August 2025 320 units 72 $226k / unit Philadelphia, PA Office December 2023 210,528 34 $162 / SF Total REO $658 Note: Figures as of June 30, 2026. Property type and location breakouts based on total investment amount (1) Equity represents investment amount less current financing and noncontrolling interests (2) Investment Amount represents the value of land, building, and certain other adjustments to basis, net of noncontrolling interests (3) Included in "Equity method investments" on the Condensed Consolidated Balance Sheets (4) Estimated entitlement of 4+ million square feet Equity(1) of approximately $535 million ($9.07 per share) was held in our Real Estate Assets Life Science 34% Office 26% Condo 15% Retail / Redevelopment 14% Multifamily 11% CA 35% MA 20% WA 15% OR 14% NC 11% PA 5% Property Type Location

16 Term Lending Agreements 20% Collateralized Loan Obligations 15% Secured Term Loan 15% Term Loan Facility 12% Asset Specific 9% Revolver 8% Term Credit Facilities 21% Financing Overview: 79% Non-Mark-To-Market Diversified financing sources totaling $7.0 billion with $2.6 billion of undrawn capacity Summary of Outstanding Financing Leverage Ratios (3) Outstanding Financing(5) ($ in Millions) Maximum Capacity Outstanding Principal Amount Weighted Avg. Coupon(1) Advance Rate Non- MTM Term Credit Facilities $1,648 $917 +1.7% 61.8% (2) Term Lending Agreements $1,528 $859 +1.5% 75.6% ü Warehouse Facility $250 $0 n/a n/a ü Secured Term Loan $644 $644 +2.5% — ü Corporate Revolving Credit Facility $700 $350 +2.0% — ü Total Debt $4,769 $2,770 Collateralized Loan Obligations $660 $660 +2.0% 64.9% ü Term Loan Facility $1,000 $511 +2.0% 76.8% ü Asset Specific Financing $522 $394 +2.7% 82.9% ü Total Leverage $6,951 $4,334 2.6 4.3 Debt-To-Equity Ratio Total Leverage Ratio(4) x (1) Weighted average coupon expressed as spread over the applicable benchmark rate (Term SOFR, EURIBOR or SONIA) (2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions (3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities) and secured term loan, less cash (including cash held by servicer); to (ii) KREF stockholders' equity, in each case, at period end (4) Represents (i) total outstanding debt agreements, secured term loan and collateralized loan obligations, less cash (including cash held by servicer); to (ii) KREF stockholder's equity, in each case, at period end (5) Based on outstanding principal amount of secured financing Non-Mark- to-Market 79% x

17 Financing Overview: Term Credit Facilities Counterparty Total or Weighted Average Drawn $402 $278 $160 $78 $917 Capacity $600 $500 $398(1) $150 $1,648 Collateral: Loans / Principal Balance 7 Loans / $596 7 Loans / $496 2 Loans / $213 4 Loans / $180 20 Loans / $1,484 Final Stated Maturity(2) September 2029 July 2027 November 2032 December 2030 - Weighted Average Pricing(3) +1.6% +2.1% +1.4% +2.1% +1.7% Weighted Average Advance 67.5% 56.0% 75.0% 43.6% 61.8% Mark-to-market Credit Only Credit Only Credit Only Credit Only - ($ in Millions) (1) Facility size is £300 million in local currency (2) Based on extended maturity date (3) Weighted average pricing expressed as spread over the applicable benchmark rate (Term SOFR, EURIBOR or SONIA) (4) Based on principal balance of financing Property Type(4) Multifamily 49% Life Science 18% Office 16% Industrial 11% Hospitality 6% U.S. Europe

18 $255 $338 $688 $83 $350 $34 $722 Cash & Loan Principal Repayments Held by a Servicer Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity $— $100 $200 $300 $400 $500 $600 $700 $800 Liquidity Overview (1) Unencumbered assets includes $181 million of unencumbered senior loans, $360 million of real estate owned assets, and $85 million of CMBS investments (2) Loan principal repayments held by a servicer of $255 million received in July 2026 (3) Represents under-levered amounts on financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts ($ in Millions) Sources of Available Liquidity In addition to the available liquidity below, KREF had $626 million of total unencumbered assets(1) as of June 30, 2026 (4) (3)(2)

19 Earnings Sensitivity to Change in Benchmark Rates 98% floating-rate loan portfolio indexed to benchmark rates Quarterly Net Interest Income Per Share Sensitivity to Change in Benchmark Rates Term SOFR: 3.65% EURIBOR: 2.20% SONIA: 3.73% As of June 30, 2026 ($ Impact Per Share) Note: Based on portfolio as of June 30, 2026 Change in Benchmark Rate $0.02 $0.00 $0.00 $0.00 $0.01 -1.00% -0.50% 0.00% +0.50% +1.00% (0.01) 0.00 0.01 0.02 0.03 0.04

20 Appendix

21 2Q'26 Portfolio Details ($ in Millions) # Investment(1) Location Property Type Investment Date Total Whole Loan(2) Committed Principal / Investment Amount Outstanding Principal / Investment Amount Net Equity(3) Coupon(4)(5) Max Remaining Term (Yrs)(4)(6) Loan / Investment Per SF / Unit / Key(7) Origination LTV(4)(8) Risk Rating Senior Loans 1 Senior Loan Boston, MA Life Science 8/3/2022 $312.5 $312.5 $229.6 $34.1 +4.2% 1.1 $747 / SF n.a. 5 2 Senior Loan Minneapolis, MN Office 11/13/2017 199.4 199.4 194.4 116.3 +2.3% 0.0 $182 / SF n.a. 5 3 Senior Loan Washington, D.C. Office 11/9/2021 181.0 181.0 180.5 72.3 +3.4% 1.4 $503 / SF 55% 3 4 Senior Loan Various, United Kingdom Industrial 3/5/2026 428.6 180.2 174.1 46.3 +2.6% 4.9 $73 / SF 72% 3 5 Senior Loan West Palm Beach, FL Multifamily 12/29/2021 171.5 171.5 171.4 58.4 +2.8% 0.5 $211,091 / unit 73% 2 6 Senior Loan Various, Spain Multifamily 4/29/2026 578.3 154.4 134.7 18.7 +2.9% 4.9 $95,829 / unit 49% 3 7 Senior Loan(9) Los Angeles, CA Multifamily 4/22/2026 154.0 154.0 154.0 154.0 +2.8% 0.3 $287,295 / unit 70% 3 8 Senior Loan Redwood City, CA Life Science 9/30/2022 580.9 145.2 110.5 26.5 +4.5% 1.3 $886 / SF 53% 3 9 Senior Loan Various, United Kingdom Industrial 11/19/2025 464.0 139.2 139.2 33.7 +2.8% 4.4 $145 / SF 75% 3 10 Senior Loan Plano, TX Office 2/6/2020 136.9 136.9 134.2 45.0 +4.4% 0.1 $185 / SF 64% 3 11 Senior Loan Raleigh, NC Industrial 6/24/2025 407.6 125.0 125.0 24.2 +2.4% 4.0 $152 / SF 71% 3 12 Senior Loan Arlington, VA Multifamily 1/20/2022 119.3 119.3 119.3 32.5 +3.1% 0.6 $397,644 / unit 65% 3 13 Senior Loan San Diego, CA Multifamily 10/20/2021 115.7 115.7 115.7 50.6 +3.7% 0.4 $500,787 / unit n.a. 5 14 Senior Loan Philadelphia, PA Office 6/19/2018 114.3 114.3 114.3 45.0 +2.8% 0.6 $117 / SF n.a. n.a. 15 Senior Loan Dallas, TX Office 11/7/2025 228.2 114.1 97.4 18.6 +3.2% 4.4 $386 / SF 52% 3 16 Senior Loan Pittsburgh, PA Student Housing 6/8/2021 112.5 112.5 112.5 33.7 +3.0% 0.2 $155,602 / unit 74% 2 17 Senior Loan Chicago, IL Office 7/15/2019 105.0 105.0 90.7 53.8 +2.3% 2.1 $87 / SF n.a. 5 18 Senior Loan Las Vegas, NV Multifamily 12/28/2021 101.1 101.1 101.1 35.2 +2.8% 0.5 $191,460 / unit 61% 3 19 Senior Loan Washington, D.C. Office 1/13/2022 228.5 100.0 100.0 15.1 +3.3% 1.6 $365 / SF 55% 3 20 Senior Loan Cambridge, MA Life Science 12/22/2021 341.3 98.4 65.7 15.8 +3.7% 4.5 $912 / SF 51% 3 21 Senior Loan Cary, NC Multifamily 11/21/2022 95.3 95.3 95.3 26.6 +3.4% 1.4 $244,275 / unit 63% 3 22 Senior Loan Jersey City, NJ Multifamily 10/9/2025 190.0 95.0 95.0 18.3 +2.5% 4.3 $455,635 / unit 76% 3 23 Senior Loan Orlando, FL Multifamily 12/14/2021 94.9 94.9 94.9 25.3 +3.1% 0.5 $250,396 / unit 74% 3 24 Senior Loan Boston, MA Industrial 6/28/2022 259.4 90.9 90.8 19.3 +2.7% 2.0 $195 / SF 52% 3 25 Senior Loan San Carlos, CA Life Science 2/1/2022 139.7 89.1 69.2 23.3 +1.0% 1.4 $470 / SF 68% 3 26 Senior Loan Brisbane, CA Life Science 7/22/2021 88.3 88.3 80.8 24.1 +3.4% 2.1 $698 / SF 71% 3 27 Senior Loan North Palm Beach, FL Multifamily 5/22/2025 85.7 85.7 85.4 16.5 +2.3% 3.9 $341,600 / unit 72% 3 28 Senior Loan Various, U.S. Multifamily 1/31/2025 142.2 85.3 85.1 21.6 +3.0% 3.6 $214,211 / unit 70% 3 29 Senior Loan Philadelphia, PA Mixed Use 6/28/2024 77.7 77.7 24.4 24.4 +4.0% 3.0 $75 / SF 72% 3 30 Senior Loan Various, Europe Hospitality 12/2/2025 348.2 77.3 73.6 17.8 +3.0% 4.6 $70,534 / key 70% 3 31 Senior Loan Brandon, FL Multifamily 1/13/2022 76.7 76.7 74.4 24.8 +3.1% 0.6 $190,719 / unit 75% 3 32 Senior Loan Nashville, TN Hospitality 1/6/2025 75.8 75.8 75.0 14.6 +3.3% 3.5 $326,087 / key 64% 3 33 Senior Loan Various, U.S. Industrial 6/15/2022 146.2 73.1 63.9 16.5 +2.9% 1.0 $90 / SF 50% 3 34 Senior Loan Delray Beach, FL Multifamily 3/26/2025 73.0 73.0 73.0 14.3 +2.3% 3.8 $257,042 / unit 71% 3 35 Senior Loan Melville, NY Multifamily 7/25/2025 142.1 71.1 27.2 8.2 +3.9% 4.1 $475,251 / unit 55% 3 36 Senior Loan Hollywood, FL Multifamily 12/20/2021 71.0 71.0 71.0 20.6 +2.8% 0.5 $287,449 / unit 74% 3 37 Senior Loan Denver, CO Multifamily 9/14/2021 70.3 70.3 70.3 22.0 +2.8% 0.3 $290,496 / unit 78% 3 38 Senior Loan Plano, TX Multifamily 3/31/2022 63.3 63.3 63.3 30.3 +2.8% 1.1 $238,000 / unit 75% 3 39 Senior Loan Charlotte, NC Multifamily 12/14/2021 63.3 63.3 61.0 19.1 +3.1% 0.5 $165,690 / unit 74% 3 40 Senior Loan Dallas, TX Multifamily 8/18/2021 63.1 63.1 63.1 19.0 +3.9% 0.2 $175,278 / unit 70% 3 41 Senior Loan Atlanta, GA Multifamily 9/16/2025 60.8 60.8 60.8 11.8 +2.4% 4.3 $211,847 / unit 67% 3 42 Senior Loan Durham, NC Multifamily 12/15/2021 59.5 59.5 58.3 24.2 +2.8% 1.5 $168,877 / unit 67% 3 43 Senior Loan San Antonio, TX Multifamily 4/20/2022 56.4 56.4 56.4 15.4 +2.7% 0.9 $164,950 / unit 79% 3 44 Senior Loan Atlanta, GA Multifamily 12/10/2021 51.4 51.4 51.4 13.0 +3.0% 0.5 $170,197 / unit 67% 3 45 Senior Loan Reno, NV Industrial 4/28/2022 140.4 50.5 50.5 11.4 +2.7% 0.9 $117 / SF 74% 3 46 Senior Loan Carrollton, TX Multifamily 4/1/2022 43.7 43.7 43.7 20.8 +2.9% 0.2 $136,478 / unit n.a. 5 47 Senior Loan Dallas, TX Multifamily 4/1/2022 42.4 42.4 42.4 20.4 +2.9% 0.1 $119,144 / unit 73% 4 48 Senior Loan Various, CA Office 4/1/2026 72.5 36.3 36.3 7.0 +2.6% 4.8 $221 / SF 48% 3 Total / Weighted Average $7,973.8 $4,860.7 $4,500.7 $1,460.3 +3.0% 1.9 66% 3.3 *See footnotes on subsequent page

22 2Q'26 Portfolio Details # Investment(1) Location Property Type Investment Date Total Whole Loan(2) Committed Principal / Investment Amount Outstanding Principal / Investment Amount Net Equity(3) Coupon(4)(5) Max Remaining Term (Yrs)(4)(6) Loan / Investment Per SF / Unit / Key(7) Origination LTV(4)(8) Risk Rating Real Estate Assets 1 Real Estate Owned Mountain View, CA Office 6/28/2024 n.a. $136.9 $136.9 $136.9 n.a. n.a. $442 / SF n.a. 2 Equity Method Investment(10) Boston, MA Life Science 6/2/2026 n.a. 127.9 127.9 127.9 n.a. n.a. $514 / SF n.a. 3 Equity Method Investment(11) Seattle, WA Life Science 6/28/2024 n.a. 96.7 96.7 68.1 n.a. n.a. $608 / SF n.a. 4 Real Estate Owned West Hollywood, CA Condo 4/15/2025 n.a. 95.6 95.6 40.6 n.a. n.a. $2,583,784 / unit n.a. 5 Real Estate Owned Portland, OR Retail / Redevelopment 12/16/2021 n.a. 95.1 95.1 95.1 n.a. n.a. n.a. n.a. 6 Real Estate Owned Raleigh, NC Multifamily 8/12/2025 n.a. 72.3 72.3 32.3 n.a. n.a. $225,938 / unit n.a. 7 Real Estate Owned Philadelphia, PA Office 12/22/2023 n.a. 23.8 23.8 23.8 n.a. n.a. $113 / SF n.a. Total / Weighted Average $648.3 $648.3 $524.7 CMBS Investments 1 Equity Method Investment(12) Various, U.S. Various 2/13/2017 n.a. $40.0 $33.8 $33.8 4.8% 3.0 58% 2 CMBS B-Pieces Various, U.S. Various 3/12/2026 n.a. 15.1 15.1 15.1 6.1% 9.4 50% 3 CMBS Investment Kailua-Kona, HI Hospitality 3/17/2026 n.a. 14.0 14.0 14.0 +5.8% 6.5 55% 4 CMBS Investment Dallas, TX Mixed Use 2/20/2026 n.a. 12.8 12.8 12.8 +6.8% 6.4 62% 5 CMBS B-Pieces Various, U.S. Various 6/18/2025 n.a. 9.3 9.3 9.3 5.9% 8.7 42% Total / Weighted Average $91.2 $85.0 $85.0 5.6% 5.8 55% Other Investments 1 Equity Method Investment(13) Various, France Industrial 10/10/2025 n.a. $14.7 $14.7 $14.7 n.a. n.a. n.a. Total / Weighted Average $14.7 $14.7 $14.7 Portfolio Total / Weighted Average $5,614.8 $5,248.7 $2,084.8 +6.7% 1.9 66% 3.3 *See footnotes on subsequent page ($ in Millions)

23 2Q'26 Portfolio Details (1) Our total portfolio represents the current principal amount or investment amount on senior and mezzanine loans, real estate assets, CMBS investments and other investments. Excludes loans that were fully written off. For Senior Loan 2, the total whole loan has an outstanding principal balance of $194.4 million, including (i) a fully funded senior mortgage loan of $120.0 million, at an interest rate of S+2.25% and (ii) a mezzanine note with a commitment of $79.4 million, of which $74.4 million was funded as of June 30, 2026, at a fixed interest rate of 4.5% PIK. (2) Total Whole Loan represents the total commitment of the entire loan originated, including participations by KKR affiliated entities. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings; (ii) real estate assets, net of borrowings and noncontrolling interests, and (iii) the investment amount of equity method investments, net of borrowings. (4) Weighted average is weighted by the current principal amount of our loans and the investment amount of CMBS investments. Weighted average LTV excludes risk-rated 5 loans and weighted average coupon excludes loans on nonaccrual status. (5) Coupon expressed as spread over Term SOFR, SONIA or EURIBOR. (6) Maximum remaining term (years) assumes all extension options are exercised, if applicable. (7) Loan Per SF / Unit / Key is based on the current principal amount divided by the current SF / Unit / Key. For Senior Loans 1, 8, 20 and 35, Loan Per SF / Unit / Key is calculated as the total commitment amount of the loan divided by the proposed SF / Unit / Key. (8) For senior loans, LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated; for construction loans, LTV is generally calculated as the total commitment amount of the loan divided by the as-stabilized value; for mezzanine loans, LTV is based on the initial balance of the whole loan divided by the as-is appraised value as of the date the loan was originated; for CMBS investments, LTV is based on the weighted average LTV of the underlying loan pool at issuance. Weighted Average LTV excludes risk-rated 5 loans. (9) Loan secured by the borrower's ownership interest in an underlying mortgage loan. (10) Represents real estate assets held through a JV agreement between us and an unaffiliated third party. We hold a 50% economic interest in the real estate assets and share decision making with the third party under the JV agreement. (11) Represents real estate assets held through a Tenant-in-Common ("TIC") agreement between us and a KKR affiliate. We hold a 74.6% economic interest in the real estate assets and share decision-making with the KKR affiliate under the TIC agreement. (12) Represents our investment in an aggregator vehicle that invests in CMBS B-Pieces. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount. (13) Represents our 50% economic interest in an affiliated company, which is invested in a senior mortgage loan that is collateralized by industrial properties located in France. The underlying senior mortgage loan with an outstanding principal balance of €65.2 million, has a coupon of 2.8%, term to maturity of 2.8 years and LTV of 69%. The affiliated company's investment in the underlying senior mortgage loan is 80% financed with a funding cost of EURIBOR + 1.6%. KREF does not have unilateral authority to direct the activities that most significantly impact the affiliated company's economic performance.

24 2Q'26 Portfolio Activity (1) Includes a $126 million transfer to REO, $42 million in loan write-offs and a $3 million unrealized loss on FX translation (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us Loan Portfolio Activity Future Funding Obligations(2) ($ in Millions) Real Estate Assets, CMBS Investments & Other Loan Portfolio Principal (1)

25 Fully Extended Loan Maturities Note: Based on current principal amount Fully Extended Loan Maturities ($ in Millions) $930 $1,778 $421 $24 $863 $484 2026 2027 2028 2029 2030 2031 $0 $500 $1,000 $1,500 $2,000 Fully extended weighted average loan maturity of 1.9 years

26 Consolidated Balance Sheets (in thousands - except share and per share data) June 30, 2026 December 31, 2025 Assets Cash and cash equivalents $ 83,058 $ 84,617 Commercial real estate loans, held-for-investment 4,373,120 5,347,756 Less: Allowance for credit losses (291,916) (201,924) Commercial real estate loans, held-for-investment, net 4,081,204 5,145,832 Commercial real estate loan, held-for-sale 70,355 — Real estate owned, held-for-investment, net 360,425 338,595 Real estate owned assets, held-for-sale 132,571 130,188 Equity method investments 273,088 147,332 Investments in CMBS securities 26,800 — Consolidated variable interest entities assets, CMBS trusts, at fair value 1,241,299 505,230 Other assets 290,483 112,849 Total Assets $ 6,559,283 $ 6,464,643 Liabilities and Equity Liabilities Secured financing agreements, net $ 3,024,096 $ 2,862,689 Collateralized loan obligations, net 660,342 1,198,332 Secured term loan, net 630,424 632,516 Real estate owned liabilities, held-for-sale 3,039 3,867 Consolidated variable interest entities liabilities, CMBS trusts, at fair value 1,216,917 496,060 Due to related parties 7,197 6,506 Other liabilities 26,969 39,469 Total Liabilities 5,568,984 5,239,439 Commitments and Contingencies — — Equity Preferred Stock, $0.01 par value, 50,000,000 shares authorized Series A cumulative redeemable preferred stock, (13,110,000 shares issued and outstanding as of June 30, 2026 and December 31, 2025); liquidation preference of $327,750, or $25.00 per share 131 131 Common stock, $0.01 par value, 300,000,000 authorized (60,929,760 issued and 58,577,948 outstanding as of June 30, 2026; 65,488,680 issued and 64,367,737 outstanding as of December 31, 2025, respectively) 609 644 Additional paid-in capital 1,659,313 1,687,168 Accumulated deficit (711,732) (506,130) Repurchased stock (2,351,812 and 1,120,943 shares repurchased as of June 30, 2026 and December 31, 2025, respectively) (16,552) (9,263) Total KKR Real Estate Finance Trust Inc. Stockholders' Equity 931,769 1,172,550 Noncontrolling interests in equity of consolidated joint ventures 58,530 52,654 Total Equity 990,299 1,225,204 Total Liabilities and Equity $ 6,559,283 $ 6,464,643

27 Consolidated Statements of Income (in thousands - except share and per share data) Three Months Ended June 30, 2026 March 31, 2026 June 30, 2025 Net Interest Income Interest income $ 85,487 $ 95,906 $ 112,272 Interest expense 67,305 69,717 82,101 Total net interest income 18,182 26,189 30,171 Other Income Revenue from real estate owned operations 4,371 4,944 4,025 Income (loss) from equity method investments (988) 657 (619) Change in net assets of consolidated variable interest entities, CMBS trusts 836 439 41 Gain (loss) on sale of real estate owned — — 1,192 Gain (loss) on foreign currency translation 1,526 (5,377) — Gain (loss) on foreign currency forward contracts (4,194) 6,853 — Other miscellaneous income 1,214 894 1,061 Total other income 2,765 8,410 5,700 Operating Expenses Provision for credit losses, net 75,088 73,541 49,848 Change in fair value of loan held-for-sale 44,751 — — Expenses from real estate owned operations 8,406 8,122 6,178 Management fee to related parties 5,382 5,511 5,737 General and administrative 4,653 4,584 4,681 Total operating expenses 138,280 91,758 66,444 Income (Loss) Before Income Taxes (117,333) (57,159) (30,573) Income tax expense — — — Net Income (Loss) (117,333) (57,159) (30,573) Net income (loss) attributable to noncontrolling interests (978) (1,019) (847) Net Income (Loss) Attributable to KREF Trust Inc. and Subsidiaries (116,355) (56,140) (29,726) Preferred stock dividends 5,326 5,326 5,326 Participating securities' share in earnings 113 415 373 Net Income (Loss) Attributable to Common Stockholders $ (121,794) $ (61,881) $ (35,425) Net Income (Loss) Per Share of Common Stock, Basic and Diluted $ (1.95) $ (0.96) $ (0.53) Weighted Average Number of Shares of Common Stock Outstanding, Basic and Diluted 62,463,168 64,673,125 67,191,309 Dividends Declared per Share of Common Stock $ 0.10 $ 0.25 $ 0.25

28 Reconciliation of GAAP Net Income (Loss) to Distributable Earnings (Loss) (1) Numbers presented may not foot due to rounding (in thousands - except share and per share data) Three Months Ended June 30, 2026 Per Diluted Share(1) March 31, 2026 Per Diluted Share(1) June 30, 2025 Per Diluted Share(1) Net Income (Loss) Attributable to Common Stockholders $ (121,794) $ (1.95) $ (61,881) $ (0.96) $ (35,425) $ (0.53) Adjustments Non-cash equity compensation expense 1,899 0.03 1,808 0.03 2,141 0.03 Depreciation and amortization 1,564 0.03 1,358 0.02 740 0.01 Unrealized (gain) loss on investments 1,675 0.03 (164) — 238 — Unrealized (gain) loss on foreign currency translation (2,547) (0.04) 5,377 0.08 — — Unrealized (gain) loss on foreign currency forward contracts 5,333 0.09 (6,853) (0.11) — — Provision for loan losses, net 119,839 1.92 73,541 1.14 49,848 0.74 (Gain) loss on sale of real estate owned — — — — (1,192) (0.02) Distributable Earnings before realized losses $ 5,969 $ 0.10 $ 13,186 $ 0.20 $ 16,350 $ 0.24 Realized loss on loan write-offs (42,337) (0.68) (17,292) (0.27) (20,434) (0.30) Realized gain (loss) on sale of real estate owned — — — — 1,192 0.02 Distributable Earnings (Loss) $ (36,368) $ (0.58) $ (4,106) $ (0.06) $ (2,892) $ (0.04) Diluted weighted average common shares outstanding 62,463,168 64,673,125 67,191,309

29 Key Definitions “Distributable Earnings (Loss)": The Company defines Distributable Earnings as net income (loss) attributable to common stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Distributable Earnings should not be considered as a substitute for GAAP net income or taxable income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.